UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2025
CHIPOTLE MEXICAN GRILL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32731 (Commission File Number)	84-1219301 (I.R.S. Employer Identification No.)
610 Newport Center Drive, Suite 1100
Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 524-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 24, 2025, Chipotle Mexican Grill, Inc. (“Chipotle”) elected Josh Weinstein to its Board of Directors, effective November 25, 2025. The Board also appointed Mr. Weinstein to the Nominating and Corporate Governance Committee of the Board.
Josh Weinstein, age 51, has served as Chief Executive Officer and as a member of the Board of Directors of Carnival Corporation & plc, one of the world’s largest leisure travel companies, since 2022. During his over 20-year tenure with Carnival Corporation & plc, he served as its Chief Operations Officer from 2020 to 2022; President of Carnival UK from 2017 to 2020; Treasurer from 2007 to 2017; and as an attorney in the corporate legal department from 2002 to 2007. Mr. Weinstein is a graduate of the University of Pennsylvania and holds a Juris Doctorate from the New York University School of Law.
Mr. Weinstein will receive compensation in the amounts and forms paid to other non-employee members of Chipotle’s Board, as described in Chipotle’s proxy statement for its 2025 annual meeting of shareholders. There are no arrangements or understandings between Mr. Weinstein and any other person pursuant to which he was elected as director. There are no family relationships between Mr. Weinstein and any director or executive officer of Chipotle, and there are no transactions in which Mr. Weinstein has or will have a direct or indirect material interest that would be required to be reported under Item 404(a) of Regulation S‑K.
To facilitate the election of Mr. Weinstein to Chipotle’s Board of Directors, the size of the Board was expanded to ten directors, effective November 25, 2025, and Mr. Weinstein was elected to fill the resulting vacancy.
A copy of the press release issued by Chipotle on November 25, 2025 announcing this election is filed as an exhibit to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated November 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

November 25, 2025	By:	/s/ Roger Theodoredis
Name: Roger Theodoredis
Title: General Counsel & Chief Legal Officer